Exhibit 99.1

0 www.murphyoilcorp.com NYSE: MUR INVESTOR UPDATE ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER MAY 2023

Cautionary Statement and Investor Relations Contacts

Cautionary Note to US Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use certain terms in this presentation, such as "resource", "gross resource", "recoverable resource", "net risked PMEAN resource", "recoverable oil", "resource base", "EUR" or "estimated ultimate recovery" and similar terms that the SEC's rules prohibit us from including in filings with the SEC. The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10-K filed with the SEC and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC's website.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified through the inclusion of words such as "aim", "anticipate", "believe", "drive", "estimate", "expect", "expressed confidence", "forecast", "future", "goal", "guidance", "intend", "may", "objective", "outlook", "plan", "position", "potential", "project", "seek", "should", "strategy", "target", "will" or variations of such words and other similar expressions. These statements, which express management's current views concerning future events, results and plans, are subject to inherent risks, uncertainties and assumptions (many of which are beyond our control) and are not guarantees of performance. In particular, statements, express or implied, concerning the company's future operating results or activities and returns or the company's ability and decisions to replace or increase reserves, increase production, generate returns and rates of return, replace or increase drilling locations, reduce or otherwise control operating costs and expenditures, generate cash flows, pay down or refinance indebtedness, achieve, reach or otherwise meet initiatives, plans, goals, ambitions or targets with respect to emissions, safety matters or other ESG (environmental/social/governance) matters, or pay and/or increase dividends or make share repurchases and other capital allocation decisions are forward-looking statements. Factors that could cause one or more of these future events, results or plans not to occur as implied by any forward-looking statement, which consequently could cause actual results or activities to differ materially from the expectations expressed or implied by such forward-looking statements, include, but are not limited to: macro conditions in the oil and gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves; reduced customer demand for our products due to environmental, regulatory, technological or other reasons; adverse foreign exchange movements; political and regulatory instability in the markets where we do business; the impact on our operations or market of health pandemics such as COVID-19 and related government responses; other natural hazards impacting our operations or markets; any other deterioration in our business, markets or prospects; any failure to obtain necessary regulatory approvals; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices; or adverse developments in the U.S. or global capital markets, credit markets, banking system or economies in general. For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement, see "Risk Factors" in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC's website and from Murphy Oil Corporation's website at http://ir.murphyoilcorp.com. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the investors page of our website. We may use these channels to distribute material information about the company; therefore, we encourage investors, the media, business partners and others interested in the company to review the information we post on our website. The information on our website is not part of, and is not incorporated into, this report. Murphy Oil Corporation undertakes no duty to publicly update or revise any forward-looking statements.

Non-GAAP Financial Measures – This presentation refers to certain forward-looking non-GAAP measures. Definitions of these measures are included in the appendix.

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
1

2 www.murphyoilcorp.com NYSE: MUR Agenda 01 04 Murphy at a Glance Murphy Portfolio 02 05 Murphy Priorities Murphy Looking Ahead 03 Murphy 2023 Plan

Murphy at a Glance

Murphy is an independent exploration and production company, producing in three areas with an advantaged portfolio and exploration upside

Onshore United States

- Eagle Ford Shale on private lands in Texas with ~1,200 future locations on ~120,000 net acres
- Produced 27.5 MBOEPD in 1Q 2023, comprised of 70% oil and 85% liquids

Onshore Canada

- Tupper Montney ~1,000 future locations on ~120,000 net acres, produced 292.4 MMCFD in 1Q 2023
- Kaybob Duvernay ~600 future locations on ~150,000 net acres, produced 5.1 MBOEPD in 1Q 2023

Offshore Deepwater Gulf of Mexico

- Fifth largest producer in the Gulf of Mexico, produced 87.3 MBOEPD[1] in 1Q 2023
- Completed initial phase of Khaleesi, Mormont, Samurai field development project

Exploration

- Exploration portfolio spans ~6 MM net acres across Gulf of Mexico, offshore Mexico, Brazil and Vietnam
- Total risked mean resource potential is approximately equal to Murphy's 2022 total proved reserves

1Q 2023 Production[1]


16%
52%
32%
172.5
MBOEPD

2022 Proved Reserves[1]


25%
27%
48%
697
MMBOE

US Onshore | Offshore | Canada Onshore

1 Excluding noncontrolling interest. Proved reserves are based on year-end 2022 third-party audited volumes using SEC pricing
Note: Future locations and net acres as of December 31, 2022

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
3

4 www.murphyoilcorp.com NYSE: MUR Why Murphy Oil? Sustainable oil and natural gas assets that are safely operated with low carbon emissions intensity in three operating areas across North America High - potential exploration portfolio with industry - leading offshore capabilities Strong generator of free cash flow with capital allocation flexibility Financial discipline has led to 60 - year track record of returning capital to shareholders Supported by multi - decade founding family, with meaningful board and management ownership

5 www.murphyoilcorp.com NYSE: MUR MURPHY PRIORITIES

Advancing Strategic Priorities

DELEVER

- Announced $500 MM debt reduction goal for FY 2023[1]
- Positioned to begin executing Murphy 2.0 of capital allocation framework with 25% of adjusted FCF[2] allocated to shareholder returns
- Received credit rating upgrade to BB+ with a stable outlook by S&P Global

EXECUTE

- Exceeded upper end of guidance range with production of 172.5 MBOEPD, including 94 MBOPD
- Brought online 10 operated wells in Eagle Ford Shale, 5 operated wells in Tupper Montney
- Brought online Samurai #5 well in Gulf of Mexico, performance exceeding expectations
- Celebrated one-year anniversary of achieving first oil at King's Quay with gross cumulative production of > 30 MMBOE

EXPLORE

- Drilled discovery at operated Longclaw #1 well in Gulf of Mexico
- Temporarily suspended operated Oso #1 well in Gulf of Mexico, expect to resume drilling in 3Q 2023
- Spud operated Chinook #7 well in Gulf of Mexico in 2Q 2023
- Apparent high bidder on 6 blocks in Gulf of Mexico Federal Lease Sale 259

RETURN

Targeted returns to shareholders through share repurchases and potential dividend increases tied to debt levels

1 Assumes $75 WTI oil price and $5.00 HH natural gas price in FY 2023
2 Adjusted FCF is defined as cash flow from operations before working capital change, less capital expenditures, distributions to NCI and projected payments, quarterly dividend and accretive acquisitions

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
6

7 www.murphyoilcorp.com NYSE: MUR Strengthening The Balance Sheet Upgrade to BB+, Stable Outlook by S&P Global Solid Foundation to Weather Commodity Price Cycles • Targeting $500 MM debt reduction goal in FY 2023 1 • $1.1 BN of liquidity on Mar 31, 2023 Long - Term Debt Profile • Total bonds outstanding: $1.82 BN • Weighted avg fixed coupon: 6.2% • Weighted avg years to maturity: 7.5 years $0 $250 $500 $750 Note Maturity Profile 2 $MM 10 Year 20 Year Total Debt Outstanding 1 $MM $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 YE 2020 YE 2021 YE 2022 YE 2023E 1 Assumes $75 WTI oil price and $5.00 HH natural gas price in FY 2023 2 As of March 31, 2023

8 www.murphyoilcorp.com NYSE: MUR $0 $1,000 $2,000 $3,000 $4,000 $0 $2,500 $5,000 $7,500 Cumulative Shareholder Returns ($MM) Market Cap ($MM) Long History of Benefitting Shareholders • Over a 60 - year history of paying dividends • One of three companies with market cap < $7.5 BN that did not issue equity from 2013 to 2022 $3.4 Billion Returned to Shareholders Since 2013 > $1.6 Billion in Share Repurchases Since 2013 > $ 6.7 Billion Returned to Shareholders Since 1961 > Source: Company documents and Bloomberg as of May 18, 2023. Cumulative Shareholder Returns include all dividends and share bu yba cks from January 1, 2013 to May 18, 2023 Peers include AR, CHRD, CIVI, CNX, CPE, CRGY, CRK, DECPF, DEN, ESTE, GPOR, HPK, KOS, MGY, MTDR, MUR, PDCE, PR, ROCC, RRC, SM, SWN, TALO, VTLE, WTI Peer Cumulative Shareholder Returns vs Market Cap < $7.5 BN Since 2013 Average: $478 MM MUR

Capital Allocation Priorities

Reducing Long-Term Debt, Increasing Shareholder Returns Beyond Quarterly Dividend With Framework[1]

Initial $300 MM Share Repurchase Program[2] Authorized by Board

Murphy 1.0 – Long-Term Debt > $1.8 BN
- Allocate adjusted FCF to long-term debt reduction
- Continue supporting the quarterly dividend

Murphy 2.0 – Long-Term Debt of $1.0 BN – $1.8 BN
- ~75% of adjusted FCF allocated to debt reduction
- ~25% distributed through share buybacks and potential dividend increases

Murphy 3.0 – Long-Term Debt ≤ $1.0 BN
- Up to 50% of adjusted FCF allocated to the balance sheet
- Minimum of 50% of adjusted FCF allocated to share buybacks and potential dividend increases

Adjusted Free Cash Flow Formula
Cash Flow From Operations Before WC Change
(-) Capital expenditures
= Free Cash Flow
(-) Distributions to NCI and projected payments[3]
(-) Quarterly dividend
(-) Accretive acquisitions
= Adjusted Free Cash Flow (Adjusted FCF)

1 The timing and magnitude of debt reductions and share repurchases will largely depend on oil and natural gas prices, development costs and operating expenses, as well as any high-return investment opportunities. Because of the uncertainties around these matters, it is not possible to forecast how and when the company's targets might be achieved.

2 The share repurchase program allows the company to repurchase shares through a variety of methods, including but not limited to open market purchases, privately negotiated transactions and other means in accordance with federal securities laws, such as through Rule 10b5-1 trading plans and under Rule 10b-18 of the Exchange Act. This repurchase program has no time limit and may be suspended or discontinued completely at any time without prior notice as determined by the company at its discretion and dependent upon a variety of factors

3 Other projected payments such as the contractual contingent payments projected to end after the second quarter of 2023

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
9

10 www.murphyoilcorp.com NYSE: MUR Ongoing Sustainability Initiatives Focused on Reducing Greenhouse Gas Emissions • Displaced 1.125 MM gallons of diesel with natural gas in onshore drilling and completions in 1Q 2023 • Reduced flaring and methane emissions with more effective vapor recovery units in the Eagle Ford Shale Continue to Increase Water Recycling Efforts • Utilized 1.9 MMBBL of recycled water in 1Q 2023 onshore completions, ~36% of total frac volume Designated Most Trustworthy Companies in America 2023 • Awarded by Newsweek Designated Best Place for Working Parents 2023 • Awarded by the Greater Houston Partnership • Second consecutive year 4% 17% 27% 36% 0% 10% 20% 30% 40% 2020 2021 2022 1Q 2023 Recycled Water Ratio % Supporting Industry Efforts for Consistent and Comparable Reporting

11 www.murphyoilcorp.com NYSE: MUR MURPHY 2023 PLAN

12 www.murphyoilcorp.com NYSE: MUR 2Q 2023 Guidance • 173 – 181 MBOEPD 1 • ~95 MBOPD or 54% oil, 60% liquids volumes • Includes planned downtime of 9.7 MBOEPD • $320 MM accrued CAPEX Maintaining FY 2023 Guidance • 175.5 – 183.5 MBOEPD • 55% oil, 61% liquids volumes • Oil volumes 10% above FY 2022, total production 7% higher than FY 2022 • $875 MM – $1.025 BN accrued CAPEX Note: Non - op well cadence subject to change per operator plans Eagle Ford Shale non - operated wells adjusted for 25% average working interest FY 2023E Onshore Wells Online 0 5 10 15 20 25 30 35 1Q 2023A 2Q 2023E 3Q 2023E 4Q 2023E Eagle Ford Shale Kaybob Duvernay Tupper Montney Eagle Ford Shale (Non-Op) 2023 Capital and Production Plan Increasing Oil - Weighted Production With Disciplined Spending FY 2023E Production By Area 50% 32% 18% 38% 34% 14% 11% 3% FY 2023E CAPEX By Area $950 MM 179.5 MBOEPD Offshore US Onshore Canada Onshore Exploration Corporate 1 Assumes C$2.36 / MMBTU AECO in 2Q 2023 guidance

13 www.murphyoilcorp.com NYSE: MUR PORTFOLIO UPDATE

14 www.murphyoilcorp.com NYSE: MUR Eagle Ford Shale Enhancing Portfolio and Production Through Strong Execution, Improved Completions Acreage as of May 1, 2023 Eagle Ford Shale Acreage CATARINA TILDEN KARNES Murphy Acreage Fracking Crew Active Rig 1Q 2023 27 MBOEPD, 85% Liquids • 10 operated wells online in Karnes • Includes 2 refracs • 7 gross non - operated wells online • 4 gross Tilden wells, 3 gross Catarina wells Strong Refrac Performance • Conducted 2 refracs in Karnes in 1Q 2023 • Achieved 10x production increase post - refrac • Delivered higher IPs than original rates 2Q 2023 Well Delivery Schedule • 17 operated wells online – 9 Catarina, 8 Tilden • 2 non - operated wells online in Tilden Karnes Lower Eagle Ford Shale Performance Average 250 day cum MBO per 1,000 foot 0 10 20 30 40 50 2020 2021 2022 Cumulative Oil MBO per 1,000'

15 www.murphyoilcorp.com NYSE: MUR Tupper Montney Ongoing Price Diversification Reduces AECO Exposure Tupper Montney Acreage Acreage as of May 1, 2023 Murphy Acreage Facility Active Rigs 1Q 2023 292 MMCFD Net • 5 operated wells online 2 Q 2023 Well Delivery Schedule • 3 operated wells online Mitigating AECO Exposure in 1Q 2023 1 • Realized price of US$2.59 / MCF, 9% above AECO average • 269 MMCFD of fixed forward sales • 56 MMCFD, or 17%, open to floating price • 56 MMCFD sold at diversified pricing points • No AECO spot price exposure 1 Q 2023 Tupper Montney Natural Gas Floating Price Sales 1 54% 20% 14% 13% 1 Based on gross volumes 5 0 Miles 56 MMCFD Malin Chicago Ventura Dawn

16 www.murphyoilcorp.com NYSE: MUR Offshore Executing Highly - Accretive Development Projects 1Q 2023 90 MBOEPD, 80% Oil Total Offshore Development and Tieback Projects • Operated Samurai #5 (Green Canyon 432) well online in 1Q 2023 • Non - op Lucius #4 (Keathley Canyon 918) well online in 1Q 2023 • Non - op Kodiak #3 (Mississippi Canyon 727) well • Online 3Q 2022, performing below expectations • Workover planned in 3Q 2023 King’s Quay 1 - Year Anniversary Apr 5, 2023 • > 30 MMBOE gross cumulative production in 1 year • Achieved recent gross production record of 126 MBOEPD • 97% average uptime Non - Operated Projects • St. Malo waterflood continuing ahead of first water injection in 2H 2024 • Terra Nova anticipated return to production at year - end 2023 Gulf of Mexico Development and Tieback Projects Field Drilling Completions Online Samurai 1Q 2023 1Q 2023 Dalmatian 3Q 2023 4Q 2023 Marmalard 4Q 2023 1H 2024 Lucius (non - op) 4Q 2023 – 1Q 2024 1H 2024 St. Malo (non - op) 4Q 2023 2H 2024 Drilling in progress Planned well Drilled well Offshore Canada Development Projects Field Activity Online Terra Nova (non - op) FPSO asset life extension YE 2023 Hibernia (non - op) 2 development wells FY 2023

Exploration Update

Advancing Gulf of Mexico Operated Exploration Plans

Longclaw #1, Green Canyon 433
- Murphy 10% (Op)
- Discovery well, spud in 1Q 2023
  - ~$6 MM net cost
  - ~62 feet of net oil pay
- Currently evaluating results

Oso #1, Atwater Valley 138
- Murphy 33.34% (Op)
- Temporarily suspended drilling prior to reaching objective
  - Expected to resume drilling in 3Q 2023
- Mean to upward gross resource potential
  - 155 – 320 MMBOE

Chinook #7, Walker Ridge 425
- Murphy 66.66% (Op), ex-NCI
- Spud in 2Q 2023
  - ~$48 MM net cost
- Mean to upward gross resource potential
  - 50 – 120 MMBOE

Gulf of Mexico Exploration Area


Dalmatian S.
Eden Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Kodiak
Leibniz / Guadalupe
Carver / Donzi
Liberty
Longclaw
Front Runner
Ninja
Calliope
Guilder
Nearly Headless Nick
Oso
Rushmore
King's Quay
Cascade
St. Malo
Chinook #7
Chinook
Lucius
0
Miles
50
Planned Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
FPSO

Acreage as of May 1, 2023

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
17

18 www.murphyoilcorp.com NYSE: MUR LOOKING AHEAD

19 www.murphyoilcorp.com NYSE: MUR North America Onshore Locations More Than 50 Years of Robust Inventory with Low Breakeven Rates Diversified, Low Breakeven Portfolio • Multi - basin portfolio provides optionality in all price environments • Focus on capital efficiency • Culture of continuous improvement leads to value - added shared learnings As of December 31, 2022 Breakeven rates are based on estimated costs of a 4 - well pad program at a 10% rate of return. T upper Montney inventory assumes an annual 20 - well program. Eagle Ford Shale and Kaybob Duvernay combined inventory, and Eagle Ford Shale standalone inventory, assume an annual 30 - well program Eagle Ford Shale and Kaybob Duvernay > 20 years of inventory < $40 / BBL > 60 years of total inventory ~12 years of Eagle Ford Shale inventory < $40 / BBL Tupper Montney > 50 years of inventory Eagle Ford Shale and Kaybob Duvernay – Oil Remaining Locations Tupper Montney – Natural Gas Remaining Locations - 100 200 300 400 500 600 700 < $1.45 $1.45 - $1.55 $1.55 - $1.65 Breakeven Natural Gas Price (US$ / MCF) - 100 200 300 400 500 600 700 < $40 $40 - $50 $50 - $60 > $60 Breakeven Oil Price ($ / BBL WTI) Eagle Ford Shale Kaybob Duvernay

20 www.murphyoilcorp.com NYSE: MUR Offshore Development Opportunities Multi - Year Inventory of High - Return Projects 0 5 10 15 20 25 30 < $35 $35 - $40 $40 - $45 $45 - $50 > $50 Breakeven Oil Price ($ / BBL WTI) Identified Offshore Project Portfolio Percent MMBOE by Area Identified Offshore Project Portfolio Number of Projects 71% 20% 9% Diversified, Low Breakeven Opportunities in Offshore Portfolio • Multi - year inventory of identified offshore projects in current portfolio • Maintaining annual offshore production of 90 – 100 MBOEPD with average annual CAPEX of ~$325 MM from FY 2023 – FY 2027 • Projects include • 26 projects – 125 MMBOE of total resources with < $35 / BBL WTI breakeven • 5 projects – 45 MMBOE of total resources with $35 to $50 / BBL WTI breakeven As of December 31, 2022 Breakeven rates are based on current estimated costs at a 10% rate of return Gulf of Mexico SE Asia Offshore Canada

Disciplined Strategy Leads to Long-Term Value With Current Assets

	NEAR-TERM	LONG-TERM
DELEVER EXECUTE EXPLORE RETURN	• Reducing debt by $500 MM in YE 2023[1] • Reinvesting ~40% of operating cash flow[1] to maintain average 55% oil-weighting • Delivering average production of ~195 MBOEPD with CAGR of ~8% • Maintaining offshore production average of ~97 MBOEPD, ~50% of total production • Spending annual average CAPEX of ~$900 MM • Targeting enhanced payouts to shareholders through dividend increases and share buybacks while delevering • Drilling high-impact, operated exploration wells	• Realizing average annual production of ~210 MBOEPD with ~53% average oil weighting • Reinvesting ~40% of operating cash flow[1] • Ample free cash flow funds further debt reductions, continuing cash returns to shareholders and accretive investments • Achieving metrics that are consistent with an investment grade rating • Exploration portfolio provides upside to plan • Allocating capital to high-returning investment opportunities
	2023 | 2024 | 2025	2026 | 2027

1 Assumes $75 WTI oil price, $5.00 HH natural gas price in FY 2023 and no exploration success

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
21

Focused on Strategic Priorities

DELEVER

- Targeting $500 MM debt reduction in 2023, resulting in ~$1.3 BN of total debt outstanding at YE 2023[1]
- Positioned to begin executing Murphy 2.0 of capital allocation framework with 25% of adjusted FCF[2] allocated to shareholder returns

EXECUTE

- Bring 20 operated wells online in 2Q 2023 with 17 wells in Eagle Ford Shale, 3 wells in Tupper Montney
- Manage 2023 well program to deliver 10% oil production growth with lower CAPEX
- Continue improving onshore downtime and base production decline rates
- Maintain strong safety culture with improving environmental performance

EXPLORE

- Evaluate results from Longclaw #1 discovery in Gulf of Mexico
- Drill operated Chinook #7 well in Gulf of Mexico
- Resume drilling operated Oso #1 well in 3Q 2023 in Gulf of Mexico
- Progress longer-term exploration plans with partners

RETURN

Targeted returns to shareholders through share repurchases and potential dividend increases tied to debt levels

1 Assumes $75 WTI oil price and $5.00 HH natural gas price in FY 2023
2 Adjusted FCF is defined as cash flow from operations before working capital change, less capital expenditures, distributions to NCI and projected payments, quarterly dividend and accretive acquisitions

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
22

23 www.murphyoilcorp.com NYSE: MUR INVESTOR UPDATE ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER MAY 2023

24 www.murphyoilcorp.com NYSE: MUR Appendix 1 Glossary of Abbreviations 2 2Q 2023 Guidance 3 Current Fixed Price Contracts 5 Acreage Maps 4 Supplemental Information

25 www.murphyoilcorp.com NYSE: MUR AECO: Alberta Energy Company, the Canadian benchmark price for natural gas BBL: Barrels (equal to 42 US gallons) BCF: Billion cubic feet BCFE: Billion cubic feet equivalent BN: Billions BOE: Barrels of oil equivalent (1 barrel of oil or 6,000 cubic feet of natural gas) BOEPD: Barrels of oil equivalent per day BOPD: Barrels of oil per day CAGR: Compound annual growth rate D&C: Drilling and completions DD&A: Depreciation, depletion and amortization EBITDA: Income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: Income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses EFS: Eagle Ford Shale EUR: Estimated ultimate recovery F&D: Finding and development G&A: General and administrative expenses GOM: Gulf of Mexico IP: Initial production rate LOE: Lease operating expense MBO: Thousands barrels of oil MBOE: Thousands barrels of oil equivalent MBOEPD: Thousands of barrels of oil equivalent per day MBOPD: Thousands of barrels of oil per day MCF: Thousands of cubic feet MCFD: Thousands cubic feet per day MM: Millions MMBOE: Millions of barrels of oil equivalent MMCF: Millions of cubic feet MMCFD: Millions of cubic feet per day NA: North America NGL: Natural gas liquids ROR: Rate of return R/P: Ratio of reserves to annual production TCF: Trillion cubic feet WI: Working interest WTI: West Texas Intermediate (a grade of crude oil) Glossary of Abbreviations

26 www.murphyoilcorp.com NYSE: MUR 2Q 2023 Guidance Producing Asset Oil (BOPD) NGLs (BOPD) Gas (MCFD) Total (BOEPD) US – Eagle Ford Shale 25,000 4,300 26,700 33,800 – Gulf of Mexico excluding NCI 1 63,900 5,600 69,100 81,000 Canada – Tupper Montney – – 320,000 53,300 – Kaybob Duvernay and Placid Montney 2,900 700 12,300 5,700 – Offshore 2,900 – – 2,900 Other 300 – – 300 2Q Production Volume (BOEPD) excl. NCI 1 173,000 – 181,000 2Q Exploration Expense ($MM) $55 Full Year 2023 CAPEX ($MM) excl. NCI 2 $875 – $1,025 Full Year 2023 Production Volume (BOEPD) excl. NCI 3 175,500 – 183,500 1 Excludes noncontrolling interest of MP GOM of 5,900 BOPD oil, 300 BOPD NGLs and 2,200 MCFD gas 2 Excludes noncontrolling interest of MP GOM of $65 MM 3 Excludes noncontrolling interest of MP GOM of 6,500 BOPD oil, 300 BOPD NGLs and 2,500 MCFD gas

27 www.murphyoilcorp.com NYSE: MUR Current Fixed Price Contracts – Natural Gas Tupper Montney, Canada Commodity Type Volumes (MMCF/D) Price (MCF) Start Date End Date Natural Gas Fixed Price Forward Sales at AECO 250 C$2.35 4/1/2023 12/31/2023 Natural Gas Fixed Price Forward Sales at AECO 162 C$2.39 1/1/2024 12/31/2024 Natural Gas Fixed Price Forward Sales at AECO 25 US$1.98 4/1/2023 10/31/2024 Natural Gas Fixed Price Forward Sales at AECO 15 US$1.98 11/1/2024 12/31/2024 As of May 1, 2023 These contracts are for physical delivery of natural gas volumes at a fixed price, with no mark - to - market income adjustment

28 www.murphyoilcorp.com NYSE: MUR North America Onshore Well Locations Area Net Acres Reservoir Inter - Well Spacing (ft) Remaining Wells Karnes 10,155 Lower EFS 300 92 Upper EFS 1,000 150 Austin Chalk 1,100 106 Tilden 61,611 Lower EFS 630 215 Upper EFS 1,200 51 Austin Chalk 1,200 86 Catarina 47,733 Lower EFS 560 202 Upper EFS 1,280 195 Austin Chalk 1,600 98 Total 119,549 1,195 Area Net Acres Inter - Well Spacing (ft) Remaining Wells Two Creeks 28,064 984 130 Kaybob East 32,825 984 142 Kaybob West 26,192 984 113 Kaybob North 23,604 984 103 Simonette 32,514 984 102 Saxon 10,707 984 55 Total 153,906 645 Kaybob Duvernay Well Locations Eagle Ford Shale Operated Well Locations As of December 31, 2022 Area Net Acres Inter - Well Spacing (ft) Remaining Wells Tupper Montney 118,235 984 - 1323 993 Tupper Montney Well Locations

29 www.murphyoilcorp.com NYSE: MUR Eagle Ford Shale Peer Acreage Acreage as of May 1, 2023

30 www.murphyoilcorp.com NYSE: MUR Kaybob Duvernay Future Oil - Weighted Optionality Preserved Kaybob Duvernay Acreage Murphy Acreage Pipeline Facility Battery 7 0 Miles Kaybob East Simonette Kaybob North Kaybob West Saxon Two Creeks Acreage as of May 1, 2023 1Q 2023 5 MBOEPD, 72% Liquids Robust Well Inventory • No development required to maintain position • Maintaining base production through optimization initiatives • Minimal infrastructure required to increase production

31 www.murphyoilcorp.com NYSE: MUR Kaybob Duvernay Peer Acreage SAXON KAYBOB WEST KAYBOB EAST KIWENTINOHK Crescent Point CHEVRON PARAMOUNT Whitecap PLACID CENOVUS 6 Miles KEYERA SIMONETTE PGI PROCESSING KAYBOB PCC GMT HITIC HALO Paramount Chevron Murphy Kiwetinohk Cenovus Crescent Point Whitecap Other Leased Open Crown Facility Battery PCC GMT Hitic Halo Acreage as of May 1, 2023

32 www.murphyoilcorp.com NYSE: MUR Tupper Montney Peer Acreage ARC Montney Shell Montney Advantage Montney Other Competitors Open Crown Tourmaline Montney Ovintiv Montney Birchcliff Montney TCPL Pipeline Murphy Facility Battery Murphy Pipeline 0 10 Miles Acreage as of May 1, 2023

Placid Montney

Peer Acreage



ARC
CNRL
HALO
KAYBOB EAST
PARAMOUNT
HWN ENERGY
RIDGEBACK
KAYBOB WEST
KEYERA SIMONETTE
I3
SAXON
RAZOR
PGI PROCESSING KAYBOB
SPARTAN DELTA
KIWETINOHK
CENOVUS
WHITECAP
PLACID
Murphy
ARC
Cenovus
CNRL
Halo
HWN Energy
I3 Energy
Kiwetinohk
Paramount
Razor
Ridgeback
Spartan Delta
Whitecap
Open Crown
Other Leased
Non-Operated Area
Battery
Facility

Acreage as of May 1, 2023

MURPHY OIL CORPORATION

www.murphyoilcorp.com
NYSE: MUR

33

34 www.murphyoilcorp.com NYSE: MUR PRODUCING ASSETS Asset Operator Murphy WI 1 Calliope Murphy 29% Cascade Murphy 80% Chinook Murphy 86% Clipper Murphy 80% Dalmatian Murphy 56% Front Runner Murphy 50% Habanero Shell 27% Khaleesi Murphy 34% Kodiak Kosmos 59% Lucius Anadarko 16% Marmalard Murphy 24% Marmalard East Murphy 65% Medusa Murphy 48% Mormont Murphy 34% Nearly Headless Nick Murphy 27% Neidermeyer Murphy 53% Powerball Murphy 75% Samurai Murphy 50% Son of Bluto II Murphy 27% St. Malo Chevron 20% Tahoe W&T 24% Gulf of Mexico Murphy Blocks Acreage as of May 1, 2023 Note: Anadarko is a wholly - owned subsidiary of Occidental Petroleum 1 Excluding noncontrolling interest Gulf of Mexico Assets Offshore Platform FPSO Murphy WI Block Planned Well Discovery Key Exploration Project GC WR EW KC GB MC DC LU AT LL HE VK DD Lucius Cascade St. Malo Chinook Medusa Dalmatian S. Delta House Guilder Silver Dollar West Silver Dollar Carver / Donzi Oso Chinook #7 Calliope Nearly Headless Nick Kodiak Leibniz / Guadalupe Rushmore Eden Park Miles 50 0 Ninja Front Runner King’s Quay Longclaw Liberty

Offshore Canada

Advancing Terra Nova Asset Life Extension Project

Terra Nova FPSO

- Suncor 48% (Op), Cenovus 34%, Murphy 18%
- Partner group advancing asset life extension (ALE) project
  - Will extend production life by ~10 years
- Government of Newfoundland and Labrador contributing up to US$164 MM (C$205 MM) in royalty and financial support
  - Partner group to contribute on matching basis

Project Schedule

- Anticipated return to production at year-end 2023

Terra Nova Field, Offshore Canada



LABRADOR
QUEBEC
NEWFOUNDLAND
Kilometers
0
200
Terra Nova
Murphy WI Block
Other Blocks
Discovered Field
FPSO

Acreage as of May 1, 2023
FPSO – Floating production storage and offloading vessel

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
35

Exploration Update

Gulf of Mexico

Interests in 108 Gulf of Mexico OCS Blocks[1]

- ~622,000 total gross acres
- 66 exploration blocks
- Targeting three-well operated exploration program in FY 2023
  - Longclaw #1 2Q 2023 discovery
  - Chinook #7 spud 2Q 2023
  - Oso #1 resume drilling 3Q 2023

Federal Lease Sale 259

- Mar 29, 2023
- Apparent high bidder on 6 exploration blocks

Gulf of Mexico Exploration Area[1]



Dalmatian S.
Eden Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Kodiak
Carver / Donzi
Liberty
Longclaw
Leibniz / Guadalupe
Front Runner
Ninja
Calliope
Gulder
Nearly Headless Nick
Oso
Rushmore
King's Quay
Cascade
St. Malo
Chinook #7
Chinook
Lucius
0 Miles 50
Planned Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
FPSO

1 Excludes Gulf of Mexico Federal Lease Sale 259 blocks
Acreage as of May 1, 2023

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
36

Exploration Update
Salina Basin, Mexico

Block 5 Overview

- Murphy 40% (Op),
  PC Carigali 30%, Wintershall Dea 30%
- Proven oil basin in proximity to multiple oil discoveries in Miocene section
- Evaluating leads / prospects to incorporate recent Tulum-1EXP well results
- Monitoring nearby key 2023 industry wells

Salina Basin


Jokol
Block 5
Najaal
Tulum-1EXP
Cholula
Chinwol
Polok
Sayulita
Yoti Oeste
Saasken
Zama
Nabte
Yatzil
Ix
Kan
MEXICO
Kilometers
0
30
Murphy WI Block
Other Block
Key Prospect
Drilled Well
Discovery
2023 Industry Well

Acreage as of May 1, 2023
Note: Ownership is comprised of the following subsidiaries: Murphy Sur, S. de R.L. de C.V.; PC Carigali Mexico Operations, S.A. de C.V.; Sierra Offshore Exploration, S. de R.L. de C.V.

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
37

38 www.murphyoilcorp.com NYSE: MUR Exploration Update Sergipe - Alagoas Basin, Brazil Sergipe - Alagoas Basin All blocks begin with SEAL - M 0 50 Kilometers 351 428 430 503 505 501 575 573 637 Murphy WI Block Other Block Discovered Field BRAZIL Drilled Well Cutthroat - 1 Acreage as of May 1, 2023 Asset Overview • ExxonMobil 50% (Op), Enauta Energia S.A. 30%, Murphy 20% • Hold WI in 9 blocks, spanning >1.6 MM gross acres • >2.8 BN BOE discovered in basin • >1.2 BN BOE in deepwater since 2007 • Material opportunities identified on Murphy WI blocks • Evaluating future drilling plans with partners

Exploration Update
Potiguar Basin, Brazil

Asset Overview

- Murphy 100% (Op)
- Hold WI in 3 blocks, spanning ~775 M gross acres
- Proven oil basin in proximity to Pitu oil discovery

Extending the Play Into the Deepwater

- >2.1 BBOE discovered in basin
  - Onshore and shelf
  - Pitu was first step-out into deepwater
- Continuing to mature inventory

Potiguar Basin



Murphy WI Block
Other Block
Discovered Field
Kilometers
0
50
Petrobras
Petrobras
Petrobras
Pitu
POT-M-857
Petrobras/ Shell
Shell
POT-M-863
POT-M-865
Petrobras/ Shell
BRAZIL

Acreage as of May 1, 2023

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
39

40 www.murphyoilcorp.com NYSE: MUR Exploration Update Cuu Long Basin, Vietnam Cuu Long Basin Murphy WI Block Murphy Prospect Discovered Field BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHUONG DONG LAC DA NAU HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km 16 - 1/15 Acreage as of May 1, 2023 Asset Overview • Murphy 40% (Op), PVEP 35%, SKE 25% Block 15 - 2/17 • 2 - year exploration extension to 4Q 2024 • 1 well commitment • 2 drill - worthy prospects identified • Seismic reprocessing, geological / geophysical studies ongoing

41 www.murphyoilcorp.com NYSE: MUR Development Update Cuu Long Basin, Vietnam Cuu Long Basin Murphy WI Block Murphy Prospect Discovered Field BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHOUNG DONG LAC DA NAU HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km Acreage as of May 1, 2023 Asset Overview • Murphy 40% (Op), PVEP 35%, SKE 25% Block 15 - 1/05 • LDV field development plan submitted to government for approval • LDT - 1X discovery in 2019 • Maturing remaining exploration upside, has bolt - on resource potential for LDV

42 www.murphyoilcorp.com NYSE: MUR INVESTOR UPDATE ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER MAY 2023